UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amended Current Report Filing)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2015 (January 29, 2015)

TERRAFORM POWER, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland, 20814

(Address of principal executive offices, including zip code)

(240) 762-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

TerraForm Power, Inc. (“TerraForm Power”, or the “Corporation”) is filing this Amendment No. 1 to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (the “Commission”) on February 3, 2015 (the “Original Report”). This Form 8-K/A is being filed in order to provide the historical financial statements as required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b).

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 29, 2015, SunEdison and TerraForm Power, LLC (“Terra LLC”), a direct subsidiary of TerraForm Power, Inc., completed their previously announced acquisition of First Wind Holdings, LLC (“Parent,” together with its subsidiaries, “First Wind”), pursuant to a purchase and sale agreement, dated as of November 17, 2014, as amended by the First Amendment to the Purchase and Sale Agreement, dated as of January 28, 2015 (together, the “Purchase Agreement”), among SunEdison, TerraForm Power, Terra LLC, First Wind, the members of First Wind and certain other persons party thereto (the “Acquisition”). In the Acquisition, Terra LLC purchased from First Wind certain solar and wind operating projects representing 521 MW of operating power assets (including 500 MW of wind and 21 MW of solar power assets), and SunEdison purchased all of the equity interests of Parent and all of the outstanding equity interests in certain subsidiaries of the Parent that own, directly or indirectly, wind and solar operating and development projects representing 1.6 GW of pipeline and backlog and development opportunities representing more than 6.4 GW of wind and solar projects.

The Purchase Agreement was previously filed with the Commission as Exhibits 2.1 and 2.2 to the Original Report and a press release announcing the transaction was previously filed as Exhibit 99.1 to the Original Report, each of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited combined financial statements of the First Wind Operating Entities as of December 31, 2014 and for the years ended December 31, 2014 and 2013 are attached as Exhibit 99.1 and are incorporated herein by reference.

The audited consolidated financial statements of Imperial Valley Solar 1 Holdings II, LLC and Subsidiaries for the year ended December 31, 2013, and the unaudited consolidated financial statements of Imperial Valley Solar 1 Holdings II, LLC and Subsidiaries for the six months ended June 30, 2014 are attached as Exhibits 99.2 and 99.3, respectively, and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information and explanatory notes for the year ended December 31, 2014 are attached as Exhibit 99.2 and are incorporated herein by reference. The unaudited pro forma financial information includes financial information in respect of the Corporation’s previously consummated acquisition of Imperial Valley Solar 1 Holdings II, LLC and its subsidiaries.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP—First Wind Operating Entities.

23.2	Consent of Ernst & Young LLP—Imperial Valley Solar 1 Holdings II, LLC and Subsidiaries (Mt. Signal).

99.1	Audited combined financial statements of the First Wind Operating Entities as of and for the years ended December 31, 2014 and 2013.

99.2	Audited consolidated financial statements of Imperial Valley Solar 1 Holdings II, LLC and Subsidiaries as of and for the year ended December 31, 2013.

99.3	Unaudited consolidated financial statements of Imperial Valley Solar 1 Holdings II, LLC and Subsidiaries as of and for the six months ended June 30, 2014 and 2013.

99.4	Unaudited pro forma financial information as of and for the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

March 30, 2015	By:	/s/ Sebastian Deschler
	Name:	Sebastian Deschler
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP—First Wind Operating Entities.

23.2	Consent of Ernst & Young LLP—Imperial Valley Solar 1 Holdings II, LLC and Subsidiaries (Mt. Signal).

99.1	Audited combined financial statements of the First Wind Operating Entities as of and for the years ended December 31, 2014 and 2013.

99.2	Audited consolidated financial statements of Imperial Valley Solar 1 Holdings II, LLC and Subsidiaries as of and for the year ended December 31, 2013.

99.3	Unaudited consolidated financial Statements of Imperial Valley Solar 1 Holdings II, LLC and Subsidiaries as of and for the six months ended June 30, 2014 and 2013.

99.4	Unaudited pro forma financial information as of and for the year ended December 31, 2014.